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                                                                      EXHIBIT 23

                       Consent of Independent Accountants

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-76288, 333-26817 333-40051 and 333-105028)
of Dominion Homes, Inc. of our report dated January 24, 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
March 15, 2004